                                                                   Exhibit 10.21

                             CONTRIBUTION AGREEMENT

                 THIS CONTRIBUTION AGREEMENT, dated as of February 26, 1996 (the "Agreement"), is entered into by and between The Houston Exploration Company, a Delaware corporation ("Houex"), and Fuel Resources Inc., a Delaware corporation ("FRI").

                 WHEREAS, FRI is a wholly-owned subsidiary of The Brooklyn Union Gas Company ("Brooklyn Union"), and Houex is a wholly-owned subsidiary of THEC Holdings Corp., a Delaware corporation and a wholly-owned subsidiary of Brooklyn Union ("Holdings"); and

                 WHEREAS, Brooklyn Union desires to implement a reorganization of its exploration and production assets by transferring to Houex certain onshore producing properties and developed and undeveloped acreage (the "Reorganization"); and

                 WHEREAS, the Reorganization is to be effected as follows:

                 (i) Fuel Resources Gathering Inc., a Delaware corporation ("FRGI"), a wholly-owned subsidiary of FRI, will merge with and into Fuel Resources Production and Development Company, Inc., a Delaware corporation ("FRPD"), another wholly-owned subsidiary of FRI, pursuant to the Agreement of Merger attached hereto as Exhibit A;

                 (ii) FRI, a wholly-owned subsidiary of Brooklyn Union, will contribute its onshore producing properties and developed and undeveloped acreage (including, by way of FRI's contribution of the stock of FRPD, those held by FRPD and its subsidiaries) (collectively, the "Contributed Properties") to a newly-formed subsidiary, Bill & Lance's Excellent Company, Inc., a Delaware corporation ("B&LEC");

                 (iii) B&LEC will contribute such onshore producing properties and developed and undeveloped acreage (with the exception of the stock of FRPD and its subsidiaries) to a newly-formed subsidiary, Bill & Lance's Bogus Subsidiary, Inc., a Delaware corporation ("B&LBS");

                 (iv) FRI will dividend the outstanding capital stock of B&LEC to Brooklyn Union;

                 (v) B&LEC will merge with and into Holdings, pursuant to the Agreement of Merger attached hereto as Exhibit B;

                 (vi) Holdings will contribute all of the outstanding capital stock of B&LBS and FRPD to Houex; and

                  (vii) B&LBS and FRPD will merge with and into Houex, pursuant to the Agreement of Merger attached hereto as Exhibit C; and

                 WHEREAS, in connection with the foregoing transactions the parties intend that Houex assume (i) the liabilities of FRI relating to FRI's operation of the Contributed Properties and (ii) FRI's outstanding indebtedness under that certain Credit Agreement and related documents between FRI and Texas Commerce Bank National Association as Agent for the Banks named therein (the "Assumed Liabilities"), but excluding from such Assumed Liabilities any liability for or with respect to (x) any remuneration for the increase in value of the onshore oil and gas properties formerly held by FRI and FRPD to which former employees of FRI may be entitled (as used herein, all such remuneration to which such former employees are entitled is referred to as "Remuneration"), and (y) any liability of FRPD relating to or arising from or out of that certain Purchase and Settlement Agreement dated as of November 1, 1995 by and between FRI, R. Gerald Bennett, Ronnie M. Botkin, Marvin L. Steakley, XCO Production Company, Southampton Mineral Corporation, Robert A. Gray, and certain other individuals and entities named therein (the "XCO Liabilities" and, together with the Remuneration, the "Excluded Liabilities"); and

                 WHEREAS, FRI and Houex desire to set forth their intended rights and obligations with respect to the foregoing matters in this Agreement;

                 NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

                 SECTION 1. Implementation of Reorganization; Record Conveyance of Title to Contributed Properties. FRI and Houex agree to implement the Reorganization on the terms contemplated by the recitals to this Agreement. In furtherance of the consummation of the Reorganization, FRI agrees to execute any and all deeds, documents of title and other instruments as may be reasonably requested by Houex in order to vest record title to the Contributed Properties in Houex.

                 SECTION 2. Assumption of Assumed Liabilities. Houex hereby agrees to perform, pay and discharge as they become due all of the Assumed Liabilities, specifically excluding from such assumption the Excluded Liabilities which shall remain the obligations of FRI.

                 SECTION 3. Indemnification. (a) Houex agrees to pay, and to indemnify, save and hold harmless FRI, its successors and assigns and its officers, directors, stockholders, employees and subsidiaries from and against any and all damages, liabilities, losses, claims, deficiencies, payments, obligations, penalties, interest, expenses, fines, assessments, charges, judgments, suits, proceedings and costs (including reasonable fees and expenses of attorneys, accountants and other professional advisors and any court costs) (collectively, a "Loss") either directly or indirectly imposed on, incurred by or asserted against such persons (or any of them) in any way relating to or arising from or out of the Assumed Liabilities.





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
                 (b) FRI agrees to pay, and to indemnify, save and hold harmless Houex, its successors and assigns and its officers, directors, stockholders, employees and subsidiaries from and against any and all Losses either directly or indirectly imposed on, incurred by or asserted against such persons (or any of them) in any way relating to or arising from or out of the Excluded Liabilities.

                 SECTION 4.  Demands.  Each person entitled to be
indemnified pursuant to Section 3 of this Agreement (an "Indemnified Person") agrees that upon its discovery of facts giving rise to a claim for indemnity with respect to such matter under this Agreement, including receipt by it of notice of any demand, assertion, claim, action or proceeding, judicial or otherwise, by any third party (any such action being referred to in this Agreement as a "Claim"), it will give prompt notice in writing to the person required to indemnify such Indemnified Person (the "Indemnifying Person"), together with a statement of such information respecting any of the foregoing as it shall then have; provided, however, that the failure of an Indemnified Person to so notify the Indemnifying Person promptly shall not relieve the Indemnifying Person from any liability that the Indemnifying Person may have to such Indemnified Person.

                 SECTION 5. Right to Contest and Defend. (a) The Indemnifying Person will at its cost and expense to contest and defend by all appropriate legal proceedings any Claim with respect to which has agreed herein to indemnify an Indemnified Person under this Agreement. Any such contest may be conducted in the name and on behalf of the Indemnifying Person or such Indemnified Person as may be appropriate. Such contest shall be conducted by attorneys engaged by the Indemnifying Person, but the Indemnified Persons shall have the right to participate in (but not control) such proceedings and to be represented by attorneys of their own choosing at their own cost and expense.

                 (b) If an Indemnified Person joins in the contest of any such Claim, the Indemnifying Person shall have full authority to determine and exercise control over all action to be taken with respect to such Claim. The Indemnifying Person shall not, however, without the written consent of the Indemnified Person, (i) settle any such Claim or consent to the entry of any judgment with respect thereto which does not include an unconditional written release of the Indemnified Person from all liability in respect of such Claim or (ii) settle such Claim or consent to the entry of any judgment with respect thereto in any manner that may materially and adversely affect the Indemnified Person. If the Indemnifying Person fails to defend against a Claim of which it receives proper notice and for which an Indemnified Person is entitled to indemnification hereunder, the Indemnified Person shall have the right to defend against the Claim at the expense of the Indemnifying Person with counsel of its own choosing, subject to the right of the Indemnifying Person to admit its liability and assume the defense of the Claim at any time prior to settlement or final determination thereof. If the Indemnifying Person has not yet admitted its liability for a Claim, the Indemnified Person shall send written notice to the Indemnifying Person of any proposed settlement of the Claim. The Indemnifying Person shall have an option for 30 days following receipt of such notice to (i) admit in writing liability for the Claim and (ii) if liability is so admitted, reject,





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

in its reasonable judgment, the proposed settlement. Otherwise, the Indemnified Person shall be entitled to enter into the proposed settlement and receive reimbursement in full from the Indemnifying Person with respect to any Loss incurred by such Indemnified Person in any way relating to or arising from or out of the settlement of such Claim pursuant to such settlement. If the Indemnified Person settles any Claim with respect to which the Indemnifying Person has admitted its liability in writing without the prior written consent of the Indemnifying Person, however, the Indemnified Person shall thereby waive any right to indemnity therefor.

                 SECTION 6. Cooperation. If requested by the Indemnifying Person, the Indemnified Persons agree to cooperate with the Indemnifying Person and its counsel in contesting any Claim which the Indemnifying Person elects to contest or, if appropriate, in making any counterclaim against the person asserting the Claim or any cross-complaint against any person, but the Indemnifying Person will reimburse the Indemnified Persons for any expenses incurred by them in so cooperating.

                 SECTION 7. Right to Participate. The Indemnified Persons agree to afford the Indemnifying Person and its counsel the opportunity to be present at, and to participate in, conferences with representatives of or counsel for the person asserting the Claim and to reasonably cooperate with the Indemnifying Person and its counsel and to provide them with reasonable access to its records and information in connection with the Claim.

                 SECTION 8. Payment of Damages. The Indemnifying Person shall pay to the Indemnified Persons in cash the amount of any payment to which the Indemnified Persons may become entitled by reason of the provisions of this Agreement within five business days after the amount of the relevant Claim or Loss, as the case may be, is finally determined either by mutual agreement of the parties, by arbitration or pursuant to the final unappealable judgment of a court of competent jurisdiction; provided that the Indemnifying Person shall reimburse expenses of the Indemnified Persons with respect to which the Indemnified Persons are entitled to be indemnified hereunder as such expenses are incurred.

                 SECTION 9. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, mailed by registered or certified mail (return receipt requested) or sent via overnight courier or facsimile to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                 If to Houex to:

                          The Houston Exploration Company
                          1331 Lamar, Suite 1065
                          Houston, Texas  77010
                          Attention:  James G. Floyd





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
                 with copies to:

                          Andrews & Kurth L.L.P.
                          4200 Texas Commerce Tower
                          Houston, Texas 77002
                          Attention: Jeffrey L. Wade

                 If to FRI, to:

                          Fuel Resources Inc.
                          c/o The Brooklyn Union Gas Company
                          One MetroTech Center
                          Brooklyn, New York 11201-3850
                          Attention: Theodore Spar

                 with a copy to:

                          Cullen and Dykman
                          177 Montague Street
                          Brooklyn, New York 11201-3611
                          Attention:  Lance Myers

                 SECTION 10. Entire Agreement. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

                 SECTION 11. Amendments and Waivers. (a) This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties in compliance with applicable law.

                 (b) Either party may (i) extend the time for the performance of any of the obligations or other acts of the other party, (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant thereto or (iii) waive compliance with any of the agreements or conditions contained herein, provided that no such extension or waiver shall be valid unless set forth in an instrument in writing signed on behalf of such party.

                 SECTION 12. Governing Law. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING VALIDITY, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.





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

                 SECTION 13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

                 SECTION 14. Severability. If any provision of this Agreement is determined by arbitration or pursuant to the final unappealable order of a court of competent jurisdiction to be illegal, invalid or unenforceable under any present or future laws, rules or regulations and if the rights or obligations of Houex or FRI under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in its terms to such illegal, invalid or unenforceable provision as may be possible. If the rights and obligations of Houex or FRI will be materially and adversely affected by any such provision so determined to be illegal, invalid or unenforceable, then unless such provision is waived in writing by the affected party in its sole discretion, this Agreement shall be null and void.

                 SECTION 15. Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, by operation of law or otherwise, by either party without the consent of the other party; provided, however, that in the event of any such assignment by a party by operation of law without the consent of the other party as required above, such other party may consent to such assignment after it has occurred and, in such event, this Agreement shall be binding upon the person receiving such assignment by operation of law.

                 IN WITNESS WHEREOF, Houex and FRI have caused this Agreement to be signed by their respective officers as of the date first written above.


                                        THE HOUSTON EXPLORATION COMPANY


                                        By:____________________________________
                                                 James G. Floyd, President





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

                                        FUEL RESOURCES INC.


                                        By:____________________________________

                                           Name:_______________________________

                                           Title:______________________________






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
                                                                      EXHIBIT A

                             CERTIFICATE OF MERGER
                                       OF
                         FUEL RESOURCES GATHERING INC.
                                      INTO
                FUEL RESOURCES PRODUCTION AND DEVELOPMENT, INC.


     The undersigned corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware.

     DOES HEREBY CERTIFY:

     FIRST: That the name and state of incorporation of each of the constituent corporations of the merger is as follows:

                      Name                             State of Incorporation

     Fuel Resources Gathering Inc.                             Delaware
     Fuel Resources Production and Development, Inc.           Delaware

     SECOND: That a plan and agreement of merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the General Corporation Law of the State of Delaware.

     THIRD: That the name of the surviving corporation of the merger is Fuel Resources Production and Development Company, Inc.

     FOURTH: That the certificate of incorporation of Fuel Resources Production and Development, Inc., a Delaware corporation, the surviving corporation, shall be the certificate of incorporation of the surviving corporation.

     FIFTH: that the executed plan and agreement of merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is One MetroTech Center, Brooklyn, New York 11201, Attention: Secretary.

     SIXTH: that a copy of the plan and agreement of merger will be furnished by the surviving corporation, on request and without cost to any stockholder of any constituent corporation.

        IN WITNESS WHEREOF, the undersigned has hereto set his hand this 27th day of February, 1996.


                                                FUEL RESOURCES PRODUCTION AND
                                                  DEVELOPMENT COMPANY, INC.



                                                By:  /s/ Zain Mirza
                                                   --------------------------
                                                   Vice President

ATTEST:


By:  /s/ Robert Guellich
   ----------------------------
   Assistant Secretary

                                                                       EXHIBIT B

                            CERTIFICATE OF MERGER
                                      of
                    BILL & LANCE'S EXCELLENT COMPANY, INC.
                                     into
                             THEC HOLDINGS CORP.


      The undersigned corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware.

      DOES HERBY CERTIFY:

      FIRST: That the name and state of incorporation of each of the constituent corporations of the merger is as follow:

                     Name                        State of Incorporation

      Bill & Lance's Excellent Company, Inc.            Delaware
      THEC Holdings Corp.                               Delaware

      SECOND: That a plan and agreement of merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the General Corporation Law of the State of Delaware.

      THIRD: That the name of the surviving corporation of the merger is THEC Holdings Corp.

      FOURTH: That the certificate of incorporation of THEC Holdings Corp., a Delaware corporation, the surviving corporation, shall be the certificate of incorporation of the surviving corporation.

      FIFTH: That the executed plan and agreement of merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is One MetroTech Center, Brooklyn, New York 11201, Attention: Secretary.

      SIXTH: That a copy of the plan and agreement of merger will be furnished by the surviving corporation, on request and without cost to any stockholder of any constituent corporation.

     IN WITNESS WHEREOF, the undersigned has hereto set his hand this 27th day of February, 1996.


                                     THEC HOLDING CORP.


                                     By:   /s/ James G. Floyd
                                        -----------------------------------
                                               President

ATTEST:

By:   /s/ Zain Mirza
   ----------------------------------
          Secretary

                                                                       EXHIBIT C

                     CERTIFICATE OF OWNERSHIP AND MERGER
                                   MERGING
           FUEL RESOURCES PRODUCTION AND DEVELOPMENT COMPANY, INC.
                  AND BILL & LANCE'S BOGUS SUBSIDIARY, INC.
                                     INTO
                       THE HOUSTON EXPLORATION COMPANY

     (Pursuant to Section 253 of the General Corporation Law of Delaware)

     The Houston Exploration Company, a Delaware corporation (the
"Corporation"), does hereby certify:

     FIRST: That the Corporation is incorporated pursuant to the General Corporation Law of the State of Delaware.

     SECOND: That the Corporation owns all of the outstanding shares of each class of the capital stock of Fuel Resources Production and Development Company, Inc., a Delaware corporation.

     THIRD: That the Corporation owns all of the outstanding shares of each class of the capital stock of Bill & Lance's Bogus Subsidiary, Inc., a Delaware corporation.

     FOURTH: That the Corporation, by the following resolutions of its Board of Directors duly adopted on the 28th day of February, 1996, determined to merge into itself Fuel Resources Production and Development Company, Inc. and Bill & Lance's Bogus Subsidiary, Inc. on the conditions set forth in such resolutions:

           RESOLVED, that The Houston Exploration Company merge into itself its subsidiary Fuel Resources Production and Development Company, Inc., and its subsidiary Bill & lance's Bogus Subsidiary, Inc., and assume all of each of said subsidiaries' liabilities and obligations; and further

           RESOLVED, that the President and Secretary of this Corporation be and they thereby are directed to make, execute and acknowledge a certificate of ownership and merger setting forth a copy of the resolution to merge said Fuel Resources Production and Development Company, Inc. and Bill & Lance's Bogus Subsidiary, Inc. into this Corporation and to assume each of said subsidiaries' liabilities and obligations and the date of adoption thereof and to file the same in the office of the Secretary of State of Delaware and a certified copy thereof in the Office of the Recorder of Deeds of County of New Castle.

     IN WITNESS WHEREOF, The Houston Exploration Company has caused its corporate seal to be affixed and this certificate to be signed by James G. Floyd, its President and James F. Westmoreland, its Secretary this 28th day of February, 1996.


                                     THE HOUSTON EXPLORATION COMPANY


                                     By:   /s/ James G. Floyd
                                        -----------------------------------
                                               James G. Floyd
                                               President

ATTEST:

By:   /s/ James F. Westmoreland
   ----------------------------------
          Secretary